Care and Maintenance	12 Months Ended
Dec. 31, 2020
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Care and Maintenance
19.	CARE AND MAINTENANCE
Included in care and maintenance for the year ended December 31, 2020 was $18.2 million (2019 – $nil) in mine standby costs resulting from government mandated shutdowns due to the
COVID-19
pandemic at the Company’s mine in Mexico (2020 – $15.3 million; 2019 – $nil) and certain mines in Brazil (2020 – $2.9 million; 2019 – $nil).
On September 3, 2020, the Company temporarily suspended operations at Los Filos as a result of a community blockade. For the year ended December 31, 2020, the Company incurred $44.6 million in care and maintenance costs related to the temporary suspension. Operations at Los Filos resumed on December 23, 2020.
The Company’s Santa Luz mine incurred $2.2 million (2019 – $nil) in care and maintenance costs for the year ended December 31, 2020, prior to approval of construction by the board of directors on November 9, 2020.